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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Benjamin V. Mollozzi, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Semi-Annual Report

May 31, 2020
(Unaudited)

Investment Adviser

L. Roy Papp & Associates, LLP

Phoenix, AZ

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-877-370-7277 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-877-370-7277. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	July 6, 2020

Dear Fellow Shareholders,

We are writing to report on the performance results of the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2020. The COVID pandemic has caused enormous volatility in financial markets worldwide. Markets were down sharply in February and March as the financial markets froze up with the bond market virtually closed for business at the low point which occurred on March 23, 2020. Fortunately, the Federal Reserve and the Treasury acted quickly and decisively to supply liquidity to the financial markets. Congress and the administration followed suit with massive fiscal stimulus ranging from the payroll protection plan loans/grants, to distributions to states, cities, industries like the airlines, and distributions of cash to many millions of Americans. These government actions have kept many businesses afloat and saved millions of jobs. Cash in Americans’ hands has also allowed most to continue buying the things they need to get by. No one can tell the path that the virus will take and depending on its trajectory, additional fiscal and perhaps monetary stimulus may still be needed. Investors anticipate that for all its disfunction, our government will do “whatever it takes” to keep the economy going. Because of this, the markets recovered sharply in April and May and continued to improve slightly in June.

In the near term, the markets are most concerned about getting some level of control over the virus until a vaccine is available and better treatment plans become available. Investors are also concerned about additional outbreaks and hot spots such as we are experiencing in Arizona. Adding to the uncertainty in the marketplace, we have presidential and other elections coming up in four months and a highly polarized electorate. We also have ongoing stress with our country’s economic and political relations with China and some other important trading partners.

During the six months ended May 31, 2020, the Fund produced a total return of 1.65% compared to the S&P MidCap 400® Growth Index which had a return of -4.16%. Given all of the fall out of the COVID pandemic, we are pleased to report a positive return for the six months ended May 31, 2020. Since inception on March 8, 2010 through May 31, 2020, The Fund has produced an annualized total return of 11.65% compared to 11.39% for the S&P MidCap 400® Growth Index.

As of May 31, 2020, the net assets of the Fund were approximately $37 million. The Fund remains substantially fully invested with approximately 97.0% of its assets invested in stocks which is consistent with our normal strategy. Though the Fund mandate is to include Small and Mid-Cap stocks, we are still heavily concentrated on the Mid-Cap portion of the market where we continue to find the most attractive valuations. The Fund is reasonably diversified with 28 holdings. During the past six months, the Fund’s best performing sectors were materials, consumer staples, and information technology.

The worst performing sectors were energy, consumer discretionary, and industrials. Relative to the S&P MidCap 400® Growth Index, the Fund is underweight in the real estate sector and overweight in information technology which helped performance.

Many Small and Mid-Cap indices have a greater concentration of banks and other financial stocks as compared to Large and Mega-Cap indices. The Federal Reserve’s actions to take interest rates to near zero levels along with their promise to maintain these levels for at least two and a half years has been a big drag on banks and financials. We are happy to tell you that the Fund does not own traditional banks and our financial exposure comes through financial technology companies and asset managers which have fared better.

Looking at individual holdings, the Fund experienced strong performance from The Scotts Miracle-Gro Company as people staying home did more gardening. ANSYS, Inc., our technology company that develops simulation software for engineers, continues to exceed bookings expectation as they transition to more of a recurring revenue model. Our financial data provider, FactSet Research Systems, Inc., also saw strong bookings from customers who need their products in good times and bad.

Individual companies that detracted from performance included Westinghouse Air Brake Technologies Corporation, where we decided to exit the position as COVID head winds are likely to push out the railroad equipment replacement cycle. We also experienced weakness in The Cheesecake Factory, Inc., as COVID forced most of the restaurants to close temporarily. We exited this position in light of the uncertainty related to the virus. Finally, the Fund saw weakness in SEI Investments Company due to lower capital markets which caused concern that customers would delay implementation of their new software platform.

Looking forward, we are closely watching developments with the virus and upcoming elections in November 2020. Given the dramatic decline and subsequent nearly complete recovery, we think the market is roughly fairly priced assuming that we are able to make reasonable progress at coming to grips with the virus. People are going to have to change behaviors for many years to come and this will likely have a dramatic impact on many industries such as hospitality, leisure, travel, and many other businesses. At this point we do not have much exposure, even indirectly, to those industries. We have done a careful financial stress test on each of our companies to ensure that they have adequate cash and access to capital to maintain and grow their businesses. We are confident with each of the companies in the portfolio at this time. It is simply too difficult to even guess at near-term market and portfolio returns given all of the uncertainty. We believe that Fund shareholders are best served by our monitoring conditions and developments at each of the companies held by the Fund carefully. We have always had a strong focus on owning the highest quality companies and we expect this to serve the Fund well during these volatile and uncertain times.

Everyone at L. Roy Papp & Associates is healthy and we hope they all remain that way. We have been working remotely for over three months and the office is formally closed until at least July 15, 2020 and there is a good possibility that we will push out reopening to August 15, 2020 or later. The staff of L. Roy Papp & Associates is in daily contact with all team members on phone calls occurring at least 3 times a week. Fund co-managers, Rosellen Papp and Brian Riordan, are in direct contact with Associate Portfolio Manager, Greg Smith and Fund President, Harry Papp, at least every other day.

We appreciate your continued confidence in the Fund and as always, we would be happy to answer any questions that you may have about the Fund or other investment issues. We invite you to call any of us at 1-800-421-0131. Even though we’re working remotely, Mary Kenney will provide a warm greeting and arrange to have whoever it would be appropriate for you to speak with call you back promptly.

Warmest Regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Co-Portfolio Manager	President
July 6, 2020	July 6, 2020

Brian Riordan, CFA	Greg Smith, CFA
Co-Portfolio Manager	Assistant Portfolio Manager
July 6, 2020	July 6, 2020

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2020 (Unaudited)

Sector Diversification vs. the S&P MidCap 400® Growth Index (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
ANSYS, Inc.	6.1%
Mettler-Toledo International, Inc.	5.8%
Ecolab, Inc.	5.7%
AMETEK, Inc.	5.0%
Expeditors International of Washington, Inc.	4.7%
IDEX Corporation	4.7%
CoStar Group, Inc.	4.7%
Pegasystems, Inc.	4.6%
FactSet Research Systems, Inc.	4.2%
McCormick & Company, Inc.	4.1%

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2020 (Unaudited)
COMMON STOCKS — 93.3%	Shares	Value
Consumer Discretionary — 3.9%
Specialty Retail — 3.9%
O’Reilly Automotive, Inc. (a)	3,500	$1,460,340

Consumer Staples — 9.5%
Food Products — 4.1%
McCormick & Company, Inc.	8,700	1,523,892

Household Products — 5.4%
Church & Dwight Company, Inc.	17,000	1,276,190
Clorox Company (The)	3,500	721,875
		1,998,065
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Pioneer Natural Resources Company	5,300	485,480

Financials — 9.1%
Capital Markets — 9.1%
FactSet Research Systems, Inc.	5,100	1,568,301
SEI Investments Company	8,000	433,760
T. Rowe Price Group, Inc.	11,200	1,354,080
		3,356,141
Health Care — 17.7%
Health Care Equipment & Supplies — 8.2%
ResMed, Inc.	5,300	852,346
Teleflex, Inc.	3,600	1,306,296
Varian Medical Systems, Inc. (a)	7,300	886,147
		3,044,789
Life Sciences Tools & Services — 9.5%
Mettler-Toledo International, Inc. (a)	2,700	2,146,500
PRA Health Sciences, Inc. (a)	13,200	1,366,200
		3,512,700
Industrials — 17.6%
Air Freight & Logistics — 4.7%
Expeditors International of Washington, Inc.	23,000	1,756,510

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Industrials — 17.6% (Continued)
Electrical Equipment — 5.0%
AMETEK, Inc.	20,100	$1,843,371

Machinery — 7.9%
IDEX Corporation	11,000	1,753,070
RBC Bearings, Inc. (a)	8,350	1,174,428
		2,927,498
Information Technology — 25.5%
Electronic Equipment, Instruments & Components — 2.7%
Trimble, Inc. (a)	25,500	997,560

IT Services — 4.7%
CoStar Group, Inc. (a)	2,625	1,724,100

Semiconductors & Semiconductor Equipment — 6.4%
Analog Devices, Inc.	11,200	1,265,040
NXP Semiconductors N.V.	4,400	422,840
Silicon Laboratories, Inc. (a)	7,100	664,986
		2,352,866
Software — 11.7%
ANSYS, Inc. (a)	7,950	2,249,850
Bottomline Technologies (de), Inc. (a)	7,800	394,680
Pegasystems, Inc.	17,900	1,702,648
		4,347,178
Materials — 8.7%
Chemicals — 8.7%
Ecolab, Inc.	10,000	2,125,800
Scotts Miracle-Gro Company (The)	7,600	1,083,532
		3,209,332

Total Common Stocks (Cost $13,932,703)		$34,539,822

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 3.7%	Shares	Value
Health Care — 3.7%
Biotechnology — 3.7%
SPDR® S&P® Biotech ETF (Cost $827,663)	13,300	$1,377,348

MONEY MARKET FUNDS — 2.8%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.08% (b) (Cost $1,043,319)	1,043,319	$1,043,319

Total Investments at Value — 99.8% (Cost $15,803,685)		$36,960,489

Other Assets in Excess of Liabilities — 0.2%		63,581

Net Assets — 100.0%		$37,024,070

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of May 31, 2020.
See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2020 (Unaudited)
ASSETS
Investments in securities:
At cost	$15,803,685
At value (Note 2)	$36,960,489
Dividends receivable	34,719
Receivable from Adviser (Note 4)	5,808
Other assets	34,094
TOTAL ASSETS	37,035,110

LIABILITIES
Payable to administrator (Note 4)	6,990
Other accrued expenses	4,050
TOTAL LIABILITIES	11,040

NET ASSETS	$37,024,070

NET ASSETS CONSIST OF:
Paid-in capital	$16,719,838
Accumulated earnings	20,304,232
NET ASSETS	$37,024,070

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,462,130

Net asset value, offering price and redemption price per share (Note 2)	$25.32

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2020 (Unaudited)
INVESTMENT INCOME
Dividend income (Net of foreign tax of $675)	$157,234

EXPENSES
Investment advisory fees	183,410
Legal fees	39,412
Administration fees (Note 4)	18,357
Registration and filing fees	18,066
Fund accounting fees (Note 4)	16,831
Audit and tax services fees	8,600
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	5,569
Insurance expense	5,197
Trustees’ fees (Note 4)	3,400
Postage and supplies	3,040
Printing of shareholder reports	2,290
Other fees	2,967
TOTAL EXPENSES	314,639
Less fee reductions by the Adviser (Note 4)	(85,377)
NET EXPENSES	229,262

NET INVESTMENT LOSS	(72,028)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investment transactions	(638,233)
Net change in unrealized appreciation (depreciation) on investments	879,124
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	240,891

NET INCREASE IN NET ASSETS FROM OPERATIONS	$168,863

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
FROM OPERATIONS
Net investment loss	$(72,028)	$(165,368)
Net realized gains (losses) from investment transactions	(638,233)	1,173,445
Net change in unrealized appreciation (depreciation) on investments	879,124	4,806,695
Net increase in net assets from operations	168,863	5,814,772

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,148,425)	(861,010)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	515,535	1,441,196
Net asset value of shares issued in reinvestment of distributions to shareholders	1,070,915	795,660
Payments for shares redeemed	(2,422,643)	(1,286,218)
Net increase (decrease) in net assets from capital share transactions	(836,193)	950,638

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,815,755)	5,904,400

NET ASSETS
Beginning of period	38,839,825	32,935,425
End of period	$37,024,070	$38,839,825

CAPITAL SHARE ACTIVITY
Shares sold	22,658	63,795
Shares reinvested	41,947	40,699
Shares redeemed	(116,924)	(55,994)
Net increase (decrease) in shares outstanding	(52,319)	48,500
Shares outstanding at beginning of period	1,514,449	1,465,949
Shares outstanding at end of period	1,462,130	1,514,449

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended May 31, 2020 (Unaudited)		Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015
Net asset value at beginning of period	$25.65		$22.47	$22.37	$17.73	$18.14	$17.92

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.11)	(0.10)	(0.09)	(0.04)	(0.05)
Net realized and unrealized gains on investments	0.48		3.88	1.93	4.73	0.05	0.82
Total from investment operations	0.43		3.77	1.83	4.64	0.01	0.77

Less distributions:
From net realized gains from investment transactions	(0.76)		(0.59)	(1.73)	—	(0.42)	(0.55)

Net asset value at end of period	$25.32		$25.65	$22.47	$22.37	$17.73	$18.14

Total return (a)	1.65	%(b)	17.61%	8.81%	26.17%	0.14%	4.41%

Net assets at end of period (000’s)	$37,024		$38,840	$32,935	$30,883	$25,067	$26,648

Ratios/supplementary data:
Ratio of total expenses to average net assets (c)	1.72	%(d)	1.66%	1.61%	1.73%	1.73%	1.70%

Ratio of net expenses to average net assets (c)(e)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (e)(f)	(0.39	%)(d)	(0.47%)	(0.46%)	(0.47%)	(0.19%)	(0.29%)

Portfolio turnover rate	1	%(b)	8%	5%	19%	14%	18%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(b)	Not annualized.
(c)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(d)	Annualized.
(e)	Ratio was determined after fee reductions by the Adviser (Note 4).
(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment compaines in which the Fund invests.
See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2020 (Unaudited)

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in money market funds and other open-end investment companies, except for ETFs, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market;

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$34,539,822	$—	$—	$34,539,822
Exchange-Traded Funds	1,377,348	—	—	1,377,348
Money Market Funds	1,043,319	—	—	1,043,319
Total	$36,960,489	$—	$—	$36,960,489

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended May 31, 2020.

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the periods ended May 31, 2020 and November 30, 2019, the tax character of all distributions paid to shareholders were long-term capital gains

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2020:

Tax cost of portfolio investments	$15,803,688
Gross unrealized appreciation	$21,172,801
Gross unrealized depreciation	(16,000)
Net unrealized appreciation	21,156,801
Other losses	(852,569)
Accumulated earnings	$20,304,232

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $389,315 and $2,572,366, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Trust.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2021. Accordingly, the Adviser reduced its advisory fees by $85,377 during the six months ended May 31, 2020.

Under the terms of the ELA, advisory fee reductions by the Adviser are subject to repayment by the Fund for a period of three years after the date of which such fees and expenses were incurred or reduced, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions) to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of May 31, 2020, the Adviser may in the future recover fee reductions and expense reimbursements totaling $421,241. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2020	$74,231
November 30, 2021	116,403
November 30, 2022	145,230
May 31, 2023	85,377
$421,241

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2021.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	60%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of May 31, 2020, the Fund had 25.5% of the value of its net assets invested in common stocks within the Information Technology sector.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2019) and held until the end of the period (May 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period *
Based on Actual Fund Return	$1,000.00	$1,016.50	$6.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	$6.31

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year at a meeting held on April 21, 2020, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering whether to approve the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Board considered the following matters, among other things, in connection with its approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board received and considered various information, which it had previously requested from the Adviser, regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research. The Board noted that Ms. Papp, Mr. Riordan, and Mr. Smith are responsible for the day-to-day management of the Fund. The Board noted that the Adviser had previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies. The Board considered that the Adviser has a staff of skilled investment professionals who provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Board also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program. The Board also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Board considered the Adviser’s responsibilities with regards to brokerage selection and best execution and noted that the Adviser has never entered into any “soft dollar” arrangements.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of the Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return was higher than the average and median returns of the “Mid Cap Growth Funds Under $50 Million” category as derived from Morningstar, Inc. (the “Morningstar peer group”) for the one-, three-, and five-year periods ended March 31, 2020. The Board then reviewed the Fund’s performance as compared to the performance of funds in a peer group of five funds selected by the Adviser. The Board considered the Adviser’s explanation of the reasons for selecting the particular funds presented, noting that the selected funds had a strategy and risk profile that were similar to those of the Fund. The Board noted that the Fund generally performed well as compared to this peer group for the one- and five-year periods ended March 31, 2020. The Board also considered that the Fund’s average annual total returns were higher than the return of the Index for the one- and five- year periods, but lower for the since inception period, ended March 31, 2020. The Board noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies and considered that the Adviser believes the Fund’s performance to be consistent with its strategy. The Board further noted that the Adviser has been

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

managing the Fund, predecessor funds and private accounts using this same investment philosophy for more than 19 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Board’s evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements. It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles. The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant Morningstar peer group, as defined above. The Board noted that the overall expense ratio of the Fund, after fee reductions, was higher than the average and median expense ratios as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board also observed that, under the expense cap arrangement agreed to by the Adviser, this expense ratio will be maintained until at least April 1, 2021.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant Morningstar peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy. The Board noted that the advisory fee rate for the Fund was higher than the median and average rates as compared to the funds in the “Mid Cap Growth Funds Under $50 Million” category, as derived from Morningstar, Inc. The Board then discussed the differences in the Fund’s advisory fee rate and the advisory fee rate charged to private accounts managed by the Adviser with a comparable investment strategy. The Adviser discussed the reasons for lower fees for the private accounts in some instances, noting that the applicable accounts have lower operational and compliance costs relative to the Fund.

The Board reviewed the Adviser’s financial statements and discussed its financial condition. The Board noted that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception. The Board discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Board further considered the Adviser’s commitment to grow the Fund’s assets and the Adviser’s representation that it has adequate financial reserves to cover its anticipated losses from providing advisory services to the Fund for several years.

Economies of Scale

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints, but further noted that shareholders have benefited from the lower expense ratio that results from the fee reductions and expense reimbursements. The Board noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale. The Board observed that as the Fund grows further in assets, economies of scale will become more relevant to its consideration of the continuance of the Advisory Agreement.

Conclusion

After full consideration of the above factors as well as other factors, the Board, including all of the Independent Trustees, unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Privacy Notice
FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Papp Investment share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC
What we do
How does Papp Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■ Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Papp Investment Trust doesn’t jointly market financial products or services to you.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the first and second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 28, 2020

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	July 28, 2020

*	Print the name and title of each signing officer under his or her signature.